                                                                    EXHIBIT 99.4

                         UNITED STATES BANKRUPTCY COURT
                           SOUTHERN DISTRICT OF TEXAS
                                HOUSTON DIVISION

CASE NAME: STERLING FIBERS, INC.(1)                   PETITION DATE: 07/16/01

                                                     CASE NUMBER: 01-37808-H4-11

MONTHLY OPERATING REPORT SUMMARY FOR MONTH: DECEMBER YEAR: 2002            FINAL

              MONTH                     6/30/02        7/31/02     8/31/02       9/30/02       10/31/02       11/30/02      12/19/02
------------------------------------------------------------------------------------------------------------------------------------
REVENUES (MOR-6)                        $ 1,693,508  $ 1,861,900  $ 1,528,346    $ 1,320,224   $ 1,605,316  $ 1,498,493  $  960,800
INCOME BEFORE INT. DEPREC./TAX (MOR-6)  $  (511,621) $  (513,676) $  (689,028)   $ 2,155,982   $  (306,126) $  (505,744) $   34,731
NET INCOME (LOSS) (MOR-6)               $(1,173,671) $(1,175,772) $(1,351,033)   $(3,837,151)  $(1,030,096) $(1,210,045) $ (432,708)
PAYMENTS TO INSIDERS (MOR-9)            $        --  $        --  $        --    $        --   $        --  $        --  $       --
PAYMENTS TO PROFESSIONALS (MOR-9)       $        --  $        --  $        --    $        --   $        --  $        --  $       --
TOTAL DISBURSEMENTS (MOR-7)(1)          $ 2,703,564  $ 3,117,479  $ 2,784,317    $ 2,919,796   $ 3,370,144  $ 2,423,352  $2,529,717
(1) Excludes intercompany
   transfers as follows:                $   190,000  $   325,000  $   205,000    $   286,759   $   290,000  $   225,000  $  212,000


***The original of this document MUST BE FILED with the United States Bankruptcy Court and a COPY MUST BE SENT to the United States Trustee***

REQUIRED INSURANCE MAINTAINED
    AS OF SIGNATURE DATE                                EXP.
         See attachment 2                               DATE
-----------------------------                           ----
CASUALTY                           YES (x) NO ( )  08 - 01 - 02
LIABILITY                          YES (x) NO ( )  07 - 01 - 02
VEHICLE                            YES (x) NO ( )  07 - 01 - 02
WORKER'S                           YES (x) NO ( )  07 - 01 - 02
OTHER                              YES (x) NO ( )  various

ATTORNEY NAME:                     Jeff Spiers
FIRM:                              Andrews & Kurth LLP
ADDRESS:                           600 Travis
ADDRESS:                           Suite 4200
CITY, STATE ZIP:                   Houston, TX 77002
TELEPHONE:                         713-220-4103

Are all accounts receivable being collected within terms? NO

Are all post-petition liabilities, including taxes, being paid with terms? YES

Have any pre-petition liabilities been paid? YES      If so, describe

See attachment 3
--------------------------------------------------------------------------------

Are all funds received being deposited into DIP bank accounts? YES

Were any assets disposed of outside the normal course of business? YES

If so, describe  See footnote 1
                ----------------------------------------------------------------

Are all U.S. Trustee Quarterly Fee Payments current? YES

What is the status of your Plan of Reorganization?

Our Plan of Reorganization became effective on December 19, 2002.
--------------------------------------------------------------------------------

                           I certify under penalty of perjury that the following complete Monthly Operating Report (MOR), consisting of MOR-1 through MOR-9 plus attachments, is true and correct.

                           SIGNED /s/ JOHN R. BEAVER
                                  ----------------------------------------------
                                             (ORIGINAL SIGNATURE)

                           TITLE  Controller
                                  ----------------------------------------------

(1) The stock of this business was sold as part of our plan of reorganization, effective December 19, 2002. This will be the final MOR.


MOR-1

CASE NAME: STERLING FIBERS, INC.                  CASE NUMBER: 01-37808-H4-11


                                                                                                                             PAID
  COVERAGE          POLICY PERIOD   POLICY NO.                        LIMITS                   CARRIER                       THROUGH
------------------------------------------------------------------------------------------------------------------------------------

See Attachment 2



MOR-1 ATTACHMENT 2

                              SUMMARY OF COVERAGES
                     FOR STERLING CHEMICALS HOLDINGS, INC.


 NO.    TYPE OF INSURANCE               AMOUNTS/LIMITS             INSURANCE CO.          TERM       EXPIRE     EXPOSURE BASE
 ---    -----------------               --------------             -------------          ----       ------     -------------
  1   Workers Compensation      Statutory - $1,000,000 Employers   American Guar.        1 year      7/1/03   Total annual
                                Liability.                         Zurich US                                  remuneration
                                Ded. $250,000 per accident.

  2   Automobile Liability      $2,000,000 ea. occurrence.         American Guar.        1 year      7/1/03   Number of vehicles
                                Ded. $25,000 per occurrence.       Zurich Amer.                               owned and leased

  3   Excess Liability          $5,000,000 ea. occurrence and      Primex, Ltd           1 year      7/1/03   Annual revenues and
      Excess to $1 Million SIR  aggregate. Excess $1,000,000 GL                                               remuneration
                                $2,000,000 AL.

  4   Excess Liability          $20,000,000 ea. loss and           Primex, Ltd.          1 year      7/1/03   Included
                                aggregate.                         (Reinsured
                                                                   through Munich
                                                                   Re:)

  5   Excess Liability          $50,000,000 ea. loss and           Gerling Global        1 year      7/1/03   Flat charge - based
                                aggregate.                                                                    on exposures and
                                                                                                              risk potential

  6   Excess Liability          $50,000,000 ea. loss and           Zurich Energy -       1 year      7/1/03   Flat charge - based
                                aggregate.                         London                                     on exposures and

  7   Excess Liability          $50,000,000                        Swiss Re:             1 year      7/1/03   Flat charge

  8   Excess Liability          $50,000,000                        Zurich Ins.           1 year      7/1/03   Flat Charge

 NO.    TYPE OF INSURANCE             ANNUAL PREMIUM
 ---    -----------------             --------------
  1   Workers Compensation      $239,650 - Audit at
                                expiration. (Plus all losses within
                                deductible. (AFCO)

  2   Automobile Liability      $96,876 (AFCO)


  3   Excess Liability          $607,121 Annual - Half on 7/1/01;
      Excess to $1 Million SIR  1/2 on 1/1/02.


  4   Excess Liability          Included



  5   Excess Liability          $495,000 (AFCO)



  6   Excess Liability          $310,000 (AFCO)



  7   Excess Liability          $280,000 (AFCO)

  8   Excess Liability          $200,000 (AFCO)


 NO.    TYPE OF INSURANCE               AMOUNTS/LIMITS             INSURANCE CO.          TERM       EXPIRE     EXPOSURE BASE
 ---    -----------------               --------------             -------------          ----       ------     -------------


  9   Excess Liability          $100,000,000                       Starr Excess          1 year      7/1/03   Flat Charge

 10   Marine Terminal           $50,000,000 ea. occurrence.        New Hampshire Ins.    1 year      7/1/03   Based on volume
      Operators Liability and   Ded. $25,000 per occurrence        & NY M&G                                   throughput and no.
      Charterer's Legal         $100,000 pollution                                                            chartered vessels.
      Liability                 per occurrence.

 11   Excess Marine Liability   $24,000,000 excess of MTO, CLL,    XL Specialty          1 year      7/1/03   Volume thru put &
                                P&L                                Brockbank &                                vessels docked.
                                                                   Liberty Und.

 12   Excess Marine Liability   $25,000,000 excess $24,000,000     XL Specialty          1 year      7/1/03   Flat
                                                                   Brockbank & N.Y.
                                                                   Marine Gen. Ins.

 13   Property Damage,          $500 million combined              Munich RE:            1 year      8/1/03   Property Values - PD
      Business Interruption     all-risk. Sublimits: Flood -       FM Global,                                 Income values  -  BI
      and Boiler & Machinery    $100 mil., Earthquake - $100       et al.                                     PML, fire protection
                                mil., $10 mil extra expense.                                                  available; many
                                                                                                              other factors.

 14   Directors & Officers      $15,000,000 each loss and each     National Union        1 year      8/1/03   Various
      Liability                 policy year.  Ded. $1,000,000      Indemnity
                                Corp. Reimb.

 15   Excess Directors &        $10,000,000 excess of Primary D&O  Hartford              1 year     8/21/03   Various
      Officers Liability

 16   Directors & Officers      $10,000,000                        XL Specialty Ins.     1 year     8/21/02   Various
      Liability                                                    Co.

 NO.    TYPE OF INSURANCE             ANNUAL PREMIUM
 ---    -----------------             --------------
  9   Excess Liability          $300,000 (AFCO)

 10   Marine Terminal           $51,850 Min. premium & deposit. (AFCO)
      Operators Liability and
      Charterer's Legal
      Liability

 11   Excess Marine Liability   $34,425  (AFCO)



 12   Excess Marine Liability   $21,250  (AFCO)

 13   Property Damage,          $6,500,000 + Tax (AFCO)
      Business Interruption
      and Boiler & Machinery





 14   Directors & Officers      $444,650
      Liability


 15   Excess Directors &        $275,000
      Officers Liability

 16   Directors & Officers      $170,000
      Liability


 NO.    TYPE OF INSURANCE               AMOUNTS/LIMITS             INSURANCE CO.          TERM       EXPIRE     EXPOSURE BASE
 ---    -----------------               --------------             -------------          ----       ------     -------------

 17   Employee Dishonesty &     $5,000,000 each Insuring           Texas Pacific         1 year     10/1/02    Various
      Depositor's Forgery       Agreement.  Ded. $50,000.          Chubb

 18   Hull & Machinery and      Barge Hull Value                   Great-American        1 year      7/1/03    Hull & Machinery
      Protection & Indemnity    (M-25 = )                          Insurance Co.                               values
                                Ded. $5,000 per loss.              of NY
                                $1,000,000 P&I

 19   Pollution Insurance       Section  A - $250,000              Water Quality         1 year      7/1/03    Hull gross
                                Section  B - $5,000,000            Insurance Syndicate                         registered tonnage
                                CERCLA - $5,000,000

 20   Marine and Railroad Cargo $12,000,000 any one vessel         Mutual Marine         1 year    Continuing Declared shipment
                                $1,000,000 any one barge                                                      values
                                $1,000,000 any one rail ship.
                                $100,000 any one truck

 21   Duty Drawback Bond        $1,000,000                         Washington            1 year    Continuing  Limit
                                                                   International

 22   Fiduciary                 $10,000,000 Limit                  National Union        1 year     8/21/03    Various
                                Ded. $150,000 per occurrence

 23   Environmental Impairment  $4,000,000 per loss                Chubb                 1 year     2/20/03    Loss Potential
      Liability (Petrochem &    $8,000,000 aggregate
      Fibers)

 24   Closure/Post Closure      $1,995,222 Combined                Underwriters          1 year    Continuous  Estimated
      Bonds - Petrochem                                            Indemnity                                   Closure/Post Closure
                                                                                                               Costs




 NO.    TYPE OF INSURANCE             ANNUAL PREMIUM
 ---    -----------------             --------------
 17   Employee Dishonesty &     $14,450
      Depositor's Forgery

 18   Hull & Machinery and      $23,852 (AFCO)
      Protection & Indemnity



 19   Pollution Insurance       $3,600 (AFCO)



 20   Marine and Railroad Cargo $40,000 Annual Approx. (AFCO)



 21   Duty Drawback Bond        $2,875


 22   Fiduciary                 $49,000


 23   Environmental Impairment  $147,831
      Liability (Petrochem &
      Fibers)

 24   Closure/Post Closure      $40,610
      Bonds - Petrochem



     ANNUAL TOTAL:                                  *

* Total fluctuates due to cargo premiums dependence upon volume of CIF export shipments and annual audits of Worker's Compensation and Marine Terminal policies.

                                  Attachment 3
                Post-Petition Payments of Prepetition Liabilities
                                  December 2002

                                                                      PAYMENT
CREDITOR                                                              AMOUNT
---------                                                          -------------
STERLING FIBERS, INC. CASE #01-37808-H4-11

CONVENIENCE CLAIM PAYMENTS:
AIR PRODUCTS & CHEMICALS, INC                                      $      138.84
AIRBORNE EXPRESS                                                   $       32.53
BELLSOUTH TELECOMMUNICATIONS, INC                                  $      163.19
BOC SPECIAL GASES                                                  $      203.42
BROOKS INSTRUMENT DIVISION                                         $      486.19
CED CREDIT OFFICE                                                  $      118.31
CONTROL SPECIALISTS INC                                            $      247.49
DRAISWERKE, INC                                                    $      309.04
FEDERAL EXPRESS CORPORATION                                        $       36.22
FOXBORO COMPANY                                                    $      266.52
GRAPHIC CONTROLS CORPORATION                                       $       61.30
LASERPRINT SERVICE                                                 $       25.00
MARVIN FOWLER ENTERPRISES, INC                                     $      100.00
PRAXAIR DISTRIBUTION SOUTHEAST LLC                                 $       29.74
R & L CARRIERS, INC                                                $       92.09
RUS OF MOBILE                                                      $      114.70
SIEMENS MOORE                                                      $      469.74
SIGMA ALDRICH INC                                                  $      246.88
SOUTHERN ELECTRIC SUPPLY CO                                        $      108.84
SYSTEM SCALE CORP                                                  $      228.50
VERIZON                                                            $       47.94
WELDING ENGINEERING SUPPLY CO                                      $       35.00
WILSON-TEXAS MILL SUPPLY                                           $      151.53
WORLD'S FINEST CHOCOLATE, INC                                      $      426.00
XEROX CORPORATION                                                  $      350.90
                                                                   -------------
TOTAL PREPETITION PAYMENTS                                         $    4,489.91
                                                                   =============

STERLING CHEMICALS HOLDINGS, INC. (ALL DEBTORS)

CONSOLIDATING BALANCE SHEET
FOR THE PERIOD ENDED DECEMBER 19, 2002
(In Thousands) (Unaudited)

                                             ---------------------------------------------------------------
                                             STERLING CHEMICALS,     STERLING CHEMICALS      STERLING FIBERS
                                                    INC.(1)              ENERGY, INC.             INC.
ASSETS                                          01-37806-H4-11          01-37807-H4-11       01-37808-H4-11
                                             ---------------------------------------------------------------
Current Assets:
        Cash and cash equivalents                $   2,516              $       -                 $      44
        Trade accounts receivable, net              48,488                    112                     2,751
        Other Receivables                            1,257                      -                       885
        Due from affiliates                         30,592                 13,616                         -
        Inventories                                 26,982                      -                     7,806
        Prepaid expenses                             5,271                      -                        76
        Deferred income tax benefit                      -                      -                         -
                                             ---------------------------------------------------------------
TOTAL CURRENT ASSETS                               115,106                 13,728                    11,562

Property, plant and equipment, net                 111,511                  2,424                         -
Deferred income taxes                                    -                      -                         -
Investments-Third Party                              1,500                  5,527                         -
Investments in Subs                                129,795                      -                         -
Other assets                                        32,145                      -                     1,063
                                             ---------------------------------------------------------------

TOTAL ASSETS                                     $ 390,057              $  21,679                 $  12,625
                                             ===============================================================

LIABILITIES AND STOCKHOLDERS' EQUITY
Post Petition liabilities (MOR-4)                  168,774                    801                     5,571
Pre-Petition liabilities:
        Notes Payable - Secured(2)                 227,848                      -                    57,221
        Secured Debt Accrued Interest(2)            59,438                      -                    14,894
        Secured - Other                                410
        Unsecured debt                             248,484                  1,110                    67,921
        Other / Intercompany                       201,020                      -                         -
        Deferred income taxes                            -                      -                         -

Common stock held by new ESOP                            -                      -                         -
Less: Unearned compensation                              -                      -                         -
Redeemable preferred stock                               -                      -                    15,769
STOCKHOLDERS' EQUITY:
        Common stock, $.01 par value                     -                      1                         -
        Additional paid-in capital                (235,013)                     -                     7,874
        Retained earnings-Filing Date             (212,503)                15,333                  (137,929)
        Retained earnings-Post Filing Date         (53,511)                 4,434                   (18,696)
        Pension adjustment                         (14,890)                     -                         -
        Accumulated translation adj.                     -                      -                         -
        Deferred compensation                            -                      -                         -
                                             ---------------------------------------------------------------
                                                  (515,917)                19,768                  (148,751)
        Treasury stock at cost                           -                      -                         -
                                             ---------------------------------------------------------------
TOTAL STOCKHOLDERS' EQUITY                        (515,917)                19,768                  (148,751)

TOTAL LIABILITIES AND EQUITY                     $ 390,057              $  21,679                 $  12,625
                                             ===============================================================

                                         --------------------------------------------------------------------------------
                                          STERLING CHEMICALS     STERLING CANADA,      STERLING PULP       STERLING PULP
                                             INT'L, INC.               INC.          CHEMICALS US, INC.   CHEMICALS, INC.
ASSETS                                      01-37809-H4-11        01-37810-H4-11      01-37811-H4-11      01-37812-H4-11
                                         --------------------------------------------------------------------------------
Current Assets:
        Cash and cash equivalents          $       -                  $     220           $       -           $   1,917
        Trade accounts receivable, net             -                      2,191                 670               4,675
        Other Receivables                          -                        993                   -                   -
        Due from affiliates                    2,791                     63,754                 368               8,511
        Inventories                                -                          -                  62               1,643
        Prepaid expenses                           -                          -                   -                 428
        Deferred income tax benefit                -                          -                   -                   -
                                           ----------------------------------------------------------------------------
TOTAL CURRENT ASSETS                           2,791                     67,158               1,100              17,174

Property, plant and equipment, net                 -                          -                   -              40,152
Deferred income taxes                              -                          -                   -                   -
Investments-Third Party                            -                          -                   -                   -
Investments in Subs                                -                    295,811               1,355                   -
Other assets                                       -                      1,186                   -                   -
                                            ---------------------------------------------------------------------------

TOTAL ASSETS                                $  2,791                  $ 364,155           $   2,455           $  57,326
                                            ===========================================================================

LIABILITIES AND STOCKHOLDERS' EQUITY
Post Petition liabilities (MOR-4)                111                      5,529                 387               1,941
Pre-Petition liabilities:
        Notes Payable - Secured(2)             3,652                     67,152                   -                   -
        Secured Debt Accrued Interest(2)         951                     17,478                   -                   -
        Secured - Other
        Unsecured debt                           840                    264,960                 139              62,282
        Other / Intercompany                       -                          -                   -
        Deferred income taxes                      -                          -                   -                   -

Common stock held by new ESOP                      -                          -                   -                   -
Less: Unearned compensation                        -                          -                   -                   -
Redeemable preferred stock                         -                          -                   -                   -
STOCKHOLDERS' EQUITY:
        Common stock, $.01 par value               -                         48                   -                   -
        Additional paid-in capital                 -                     83,348               4,020               1,354
        Retained earnings-Filing Date            779                    (90,594)               (877)              1,518
        Retained earnings-Post Filing Date    (3,542)                    16,234              (1,214)             (9,769)
        Pension adjustment                         -                          -                   -                   -
        Accumulated translation adj.               -                          -                   -                   -
        Deferred compensation                      -                          -                   -                   -
                                            ---------------------------------------------------------------------------
                                              (2,763)                     9,036               1,929              (6,897)
        Treasury stock at cost                     -                          -                   -                   -
                                            ---------------------------------------------------------------------------
TOTAL STOCKHOLDERS' EQUITY                    (2,763)                     9,036               1,929              (6,897)

TOTAL LIABILITIES AND EQUITY                $  2,791                  $ 364,155           $   2,455           $  57,326
                                            ===========================================================================

                                            ------------------------------------
                                                                    DEBTORS

ASSETS                                      ELIMINATIONS         CONSOLIDATED
                                            ------------------------------------
Current Assets:
        Cash and cash equivalents           $       -              $   4,697
        Trade accounts receivable, net              -                 58,887
        Other Receivables                           -                  3,135
        Due from affiliates                  (119,372)                   260
        Inventories                                 -                 36,493
        Prepaid expenses                            -                  5,775
        Deferred income tax benefit                 -                      -
                                            --------------------------------
TOTAL CURRENT ASSETS                         (119,372)               109,247

Property, plant and equipment, net                  -                154,087
Deferred income taxes                               -                      -
Investments-Third Party                             -                  7,027
Investments in Subs                          (381,508)                45,453
Other assets                                       (1)                34,393
                                            --------------------------------

TOTAL ASSETS                                $(500,881)             $ 350,207
                                            ================================

LIABILITIES AND STOCKHOLDERS' EQUITY
Post Petition liabilities (MOR-4)             (50,427)               132,687
Pre-Petition liabilities:
        Notes Payable - Secured(2)            (60,873)               295,000
        Secured Debt Accrued Interest(2)      (15,845)                76,916
        Secured - Other                                                  410
        Unsecured debt                       (132,630)               513,106
        Other / Intercompany                 (201,020)                     -
        Deferred income taxes                       -                      -

Common stock held by new ESOP                       -                      -
Less: Unearned compensation                         -                      -
Redeemable preferred stock                          -                 15,769
STOCKHOLDERS' EQUITY:
        Common stock, $.01 par value               (1)                    48
        Additional paid-in capital            (40,085)              (178,502)
        Retained earnings-Filing Date               -               (424,273)
        Retained earnings-Post Filing Date          -                (66,064)
        Pension adjustment                          -                (14,890)
        Accumulated translation adj.                -                      -
        Deferred compensation                       -                      -
                                            --------------------------------
                                              (40,086)              (683,681)
        Treasury stock at cost                      -                      -
                                            --------------------------------
TOTAL STOCKHOLDERS' EQUITY                    (40,086)              (683,681)

TOTAL LIABILITIES AND EQUITY                $(500,881)            $  350,207
                                            ================================

(1) Sterling Chemicals Holdings, Inc. was merged into Sterling Chemicals, Inc. on December 6, 2002.

(2) Senior Secured Notes were issued by Sterling Chemicals, Inc., but a percentage is pushed down to the subsidiaries.


     MOR 2 - 3

CASE NAME: STERLING FIBERS, INC.                    CASE NUMBER: 01-37808-H4-11


                     SCHEDULE OF POST-PETITION LIABILITIES


                                       --------------------------------------------------------------------------------
                                           6/30/02     7/31/01    8/31/02  9/30/02    10/31/02    11/30/02    12/19/02
                                       --------------------------------------------------------------------------------
TRADE ACCOUNTS PAYABLE                   $   6,794    $   6,905  $ 7,167  $  6,371   $  6,337    $   6,492   $   5,566
ROYALTY AND REVENUE PAYABLE                     --                                                                  --
NOTES PAYABLE - INSURANCE                       --                                                                  --
TAX PAYABLE:
    Federal Payroll Taxes                       --                                                                   5
    State Payroll & Sales                       (3)          (4)      (4)       --         --           27           1
    Ad Valorem Taxes                            --           --                                                     --
    Other Taxes                                295          320      345       320        300            2           2
TOTAL TAXES PAYABLE                      $     292    $     316      341  $    320   $    300    $      29   $       7
SECURED DEBT POST-PETITION                      --           --                                                     --
ACCRUED INTEREST PAYABLE                        --           --                                                     --
*ACCRUED PROFESSIONAL FEES:                     --           --                                                     --
OTHER ACCRUED LIABILITIES:
  1.  General and Administrative Costs          --           --                                                     --
  2.  Lease Operating Expenses/Capital          --           --                                                     --
TOTAL POST-PETITION LIABILITIES (MOR-3)  $   7,086    $   7,221  $ 7,508  $  6,691   $  6,637    $   6,521   $   5,573
=======================================================================================================================

*Payment Requires Court Approval

MOR-4

CONSOLIDATED DEBTORS(1)
(000s)

                             AGING OF POST-PETITION LIABILITIES
                                     MONTH   DECEMBER 19, 2002
                                             ------------------

                                                                    AD-VALOREM,      ROYALTY
      DAYS         TOTAL    TRADE ACCTS   FED TAXES   STATE TAXES   OTHER TAXES   AND INSURANCE
      ----       --------   -----------   ---------   -----------   -----------   -------------
      0-30       $132,687    $ 122,757    $      33   $        52   $     4,627   $       5,218

      31-60

      61-90

      91 +
                 --------    ---------    ---------   -----------   -----------   -------------
      TOTAL      $132,687    $ 122,757    $      33   $        52   $     4,627   $       5,218
                 ========    =========    =========   ===========   ===========   =============



                          AGING OF ACCOUNTS RECEIVABLE(1)

        MONTH
      ---------
        0-30       $ 60,929    $ 60,929     $     --   $     --   $     --   $     --

        31-60           424         424           --         --         --         --

        61-90           495         495           --         --         --         --

        91 +         11,862      11,862           --         --         --         --
                   --------    --------     --------   --------   --------   --------
        TOTAL      $ 73,710    $ 73,710     $     --   $     --   $     --   $     --
                   ========    ========     ========   ========   ========   ========


   (1) MOR 5 is presented only on a consolidated debtor basis.

   (2) Days aging from due date.

   (3) Days aging from invoice due date.

           MOR-5

CASE NAME: STERLING CHEMICALS HOLDINGS, INC (ALL DEBTORS)
FOR THE MONTH ENDING DECEMBER 19, 2002


STATEMENT OF INCOME (LOSS)

                                               STERLING CHEMICALS,   STERLING CHEMICALS     STERLING FIBERS,
                                                     INC.(1)             ENERGY, INC.             INC.
              MONTH                              01-37806-H4-11        01-37807-H4-11        01-37808-H4-11
                                               ------------------    ------------------    ------------------
REVENUES  (MOR-1)                              $       25,243,480    $          126,427    $          960,800
TOTAL COST OF REVENUES                                 24,144,007               126,427               832,189
GROSS PROFIT                                   $        1,099,473    $               --    $          128,611
==============================================================================================================
OPERATING EXPENSES:
  Selling, General & Administrative            $          681,590    $               --    $           93,880
  Insiders Compensation                                        --                    --                    --
  Professional Fees                                     1,619,484                    --                    --
  Other (Earnings in Joint Venture)                       381,949               (14,187)                   --

TOTAL OPERATING EXPENSE                        $        2,683,023    $          (14,187)   $           93,880
==============================================================================================================
INCOME BEFORE INT. DEPR/TAX  (MOR-1)           $       (1,583,550)   $           14,187    $           34,731
INTEREST EXPENSE (includes amort of debt fees)          2,885,805                    --               467,439
DEPRECIATION                                            1,135,367                    --                    --
OTHER (INCOME) EXPENSES*                                       --                    --                    --
OTHER ITEMS**                                                  --                    --                    --
TOTAL INT. DEPR & OTHER ITEMS                  $        4,021,172    $               --    $          467,439
==============================================================================================================
NET INCOME BEFORE TAXES                        $       (5,604,722)   $           14,187    $         (432,708)
INCOME TAXES                                                   --                   638                    --
==============================================================================================================
NET INCOME (LOSS) (MOR-1)                      $       (5,604,722)   $           13,549    $         (432,708)
==============================================================================================================



                                               STERLING CHEMICALS      STERLING CANADA,      STERLING PULP
                                                   INT'L, INC.               INC.          CHEMICALS US, INC.
              MONTH                              01-37809-H4-11         01-37810-H4-11       01-37811-H4-11
                                               -------------------    ------------------   ------------------
REVENUES  (MOR-1)                               $           10,000    $          467,447   $          184,084
TOTAL COST OF REVENUES                                          --                24,546              316,360
GROSS PROFIT                                    $           10,000    $          442,901   $         (132,276)
==============================================================================================================
OPERATING EXPENSES:
  Selling, General & Administrative             $            6,264    $          164,994   $          (51,957)
  Insiders Compensation                                         --                    --                   --
  Professional Fees                                             --                    --                   --
  Other (Earnings in Joint Venture)                             --                    --                   --

TOTAL OPERATING EXPENSE                         $            6,264    $          164,994   $          (51,957)
==============================================================================================================
INCOME BEFORE INT. DEPR/TAX  (MOR-1)            $            3,736    $          277,907   $          (80,319)
INTEREST EXPENSE (includes amort of debt fees)              28,283               193,875                   --
DEPRECIATION                                                    --                    --                   --
OTHER (INCOME) EXPENSES*                                        --           (20,361,258)                  --
OTHER ITEMS**                                                   --                    --                   --
TOTAL INT. DEPR & OTHER ITEMS                   $           28,283    $      (20,167,383)  $               --
==============================================================================================================
NET INCOME BEFORE TAXES                         $          (24,547)   $       20,445,290   $          (80,319)
INCOME TAXES                                                    --                91,506                   --
==============================================================================================================
NET INCOME (LOSS) (MOR-1)                       $          (24,547)   $       20,353,784   $          (80,319)
==============================================================================================================


                                                      STERLING PULP
                                                      CHEMICALS, INC.                               DEBTORS
              MONTH                                   01-37812-H4-11        ELIMINATIONS          CONSOLIDATED
                                                    ------------------   ------------------    ------------------
REVENUES  (MOR-1)                                   $        2,035,205   $         (10,000)    $      29,017,443
TOTAL COST OF REVENUES                                       1,355,036             (10,000)           26,788,565
GROSS PROFIT                                        $          680,169   $              --     $       2,228,878
=================================================================================================================
OPERATING EXPENSES:
  Selling, General & Administrative                 $          385,899   $        (342,528)              938,142
  Insiders Compensation                                             --                  --                    --
  Professional Fees                                                 --                  --             1,619,484
  Other (Earnings in Joint Venture)                                 --                  --               367,762

TOTAL OPERATING EXPENSE                             $          385,899   $        (342,528)    $       2,925,388
=================================================================================================================
INCOME BEFORE INT. DEPR/TAX  (MOR-1)                $          294,270   $         342,528              (696,510)
INTEREST EXPENSE (includes amort of debt fees)                      --             342,528             3,917,930
DEPRECIATION                                                   209,105                  --             1,344,472
OTHER (INCOME) EXPENSES*                                            --                  --           (20,361,258)
OTHER ITEMS**                                                       --                  --                    --
TOTAL INT. DEPR & OTHER ITEMS                       $          209,105   $         342,528     $     (15,098,856)
=================================================================================================================
NET INCOME BEFORE TAXES                             $           85,165   $              --     $      14,402,346
INCOME TAXES                                                        --                  --                92,144
=================================================================================================================
NET INCOME (LOSS) (MOR-1)                           $           85,165   $              --     $      14,310,202
=================================================================================================================

(1) Sterling Chemicals Holdings, Inc. was merged into Sterling Chemicals, Inc. on December 6, 2002.

Accrual Accounting Required, Otherwise Footnote With Explanation
*  Footnote Mandatory
** Unusual and/or frequent item(s) outside the ordinary course of business;
   requires footnote

MOR-6

CASE NAME:  STERLING FIBERS, INC.                   CASE NUMBER:  01-37808-H3-11


CASH RECEIPTS AND
DISBURSEMENTS                               Jun-02         Jul-02          Aug-02         Sep-02
-----------------                       ------------   ------------    ------------   ------------
1.  CASH-BEGINNING OF MONTH             $    155,565   $    120,211    $    138,799   $    332,776
                                        ------------   ------------    ------------   ------------
RECEIPTS:
2.  CASH SALES                          $         --   $         --              --   $         --
3.  COLLECTION OF ACCOUNTS RECEIVABLE      1,514,756      1,840,100    $  1,676,623      1,438,622
4.  LOANS & ADVANCES (attach list)                --             --              --             --
5.  SALE OF ASSETS                                --             --              --             --
6.  OTHER (attach list)                    1,343,454      1,620,968       1,506,670      1,580,212
TOTAL RECEIPTS                          $  2,858,210   $  3,461,068    $  3,183,293   $  3,018,835
(Withdrawal)Contribution by Individual
    Debtor MFR-2*                                N/A            N/A             N/A            N/A
DISBURSEMENTS:
7.  NET PAYROLL                         $    144,066   $    211,714    $    147,781   $    148,439
8.  PAYROLL TAXES PAID                        56,059         62,035          85,461         53,739
9.  SALES, USE & OTHER TAXES PAID              2,976          1,618             759             --
10. SECURED/RENTAL/LEASES                         --             --              --             --
11. UTILITIES                                153,563        169,922         227,707        214,934
12. INSURANCE                                     --             --    $         --             --
13. INVENTORY PURCHASES                      149,137        178,957         133,635        208,379
14. VEHICLE EXPENSES                              --             --              --             --
15. TRAVEL & ENTERTAINMENT                     3,207          2,903           1,474         21,893
16. REPAIRS, MAINTENANCE & SUPPLIES           67,749         54,578          69,027         47,811
17. ADMINISTRATIVE & SELLING                      --             --              --             --
18. OTHER (attach list)                    2,316,805      2,760,752       2,323,473      2,511,360
TOTAL DISBURSEMENTS FROM OPERATIONS     $  2,893,564   $  3,442,479    $  2,989,317   $  3,206,555
19. PROFESSIONAL FEES                   $         --   $         --    $         --   $         --
20. U.S. TRUSTEE FEES                             --             --              --             --
21. OTHER REORGANIZATION EXPENSES                 --             --
    (attach list)                                 --             --              --             --
TOTAL DISBURSEMENTS                     $  2,893,564   $  3,442,479    $  2,989,317   $  3,206,555
22. NET CASH FLOW                       $    (35,353)  $    (18,589)   $    193,976   $   (187,720)
23. CASH - END OF MONTH (MOR-2)         $    120,211   $    138,800    $    332,776   $    145,055



CASH RECEIPTS AND                                                                     FILING TO
DISBURSEMENTS                               Oct-02         Nov-02     Dec 19, 02         DATE
-----------------                        ------------   ----------    ----------     ------------
1.  CASH-BEGINNING OF MONTH              $    145,055   $   82,722    $   91,751     $   714,483
                                         ------------   ----------    ----------     ------------
RECEIPTS:
2.  CASH SALES                                     --   $       --    $       --     $        --
3.  COLLECTION OF ACCOUNTS RECEIVABLE       1,683,596    1,242,148     1,046,921      30,882,583
4.  LOANS & ADVANCES (attach list)                 --           --            --              --
5.  SALE OF ASSETS                                 --           --            --              --
6.  OTHER (attach list)                     1,914,215   $1,415,234     1,647,000      25,351,042
TOTAL RECEIPTS                           $  3,597,811   $2,657,382    $2,693,921     $56,233,624
(Withdrawal)Contribution by Individual
    Debtor MFR-2*                                 N/A          N/A           N/A             N/A
DISBURSEMENTS:
7.  NET PAYROLL                          $    181,926   $  197,620    $  134,806     $ 3,094,823
8.  PAYROLL TAXES PAID                         68,941       54,226        82,421       1,223,127
9.  SALES, USE & OTHER TAXES PAID                  --           --         4,807          27,636
10. SECURED/RENTAL/LEASES                          --           --            --           4,486
11. UTILITIES                                 179,333      337,072       217,449       3,505,609
12. INSURANCE                                      --           --            --         280,148
13. INVENTORY PURCHASES                       335,814      156,995       122,534       2,686,043
14. VEHICLE EXPENSES                               --           --            --              --
15. TRAVEL & ENTERTAINMENT                     21,065       12,054        11,785         130,110
16. REPAIRS, MAINTENANCE & SUPPLIES            91,080      115,056       150,895       1,204,796
17. ADMINISTRATIVE & SELLING                       --        6,722         2,000          24,244
18. OTHER (attach list)                     2,781,986    1,768,607     2,015,019      44,723,128
TOTAL DISBURSEMENTS FROM OPERATIONS      $  3,660,144   $2,648,352    $2,741,717     $56,904,150
19. PROFESSIONAL FEES                    $         --   $       --    $       --     $        --
20. U.S. TRUSTEE FEES                              --           --            --              --
21. OTHER REORGANIZATION EXPENSES
    (attach list)                                  --           --            --              --
TOTAL DISBURSEMENTS                      $  3,660,144   $2,648,352    $2,741,717     $56,904,150
22. NET CASH FLOW                        $    (62,333)  $    9,029    $  (47,797)    $  (670,526)
23. CASH - END OF MONTH (MOR-2)          $     82,722   $   91,751    $   43,955     $    43,957

CASE NAME: STERLING FIBERS, INC.                     CASE NUMBER: 01-37808-H3-11

   OTHER CASH RECEIPTS AND
   DISBURSEMENTS:                                  Jun-02        Jul-02        Aug-02
   -----------------------                       ----------    ----------    ----------
6.  OTHER RECEIPTS:
       Interest Income                                   --    $       --           --
       401(k) Plan Refund                                --            --           --
       Cobra Insurance Payment                        2,640         4,426        2,670
       Miscellaneous                                 15,814         5,542           --
       Royalty Owners Trust Account                      --            --           --
       Emission Credits                                  --            --           --
       Intercompany Transfers                     1,324,000     1,286,000    1,504,000
       Account Transfers                                 --       325,000           --


   TOTAL OTHER RECEIPTS                          $1,342,454    $1,620,968   $1,506,670
   18. OTHER DISBURSEMENTS:
       Lease Operating Expense                           --            --           --
       Workover Expense                                  --            --           --
       Capital Expenditures                              --            --           --
       Revenue & Royalties                               --            --           --
       Interest Payment                                  --            --           --
       Employee Benefits                             25,870        25,249       38,064
       Severance tax                                     --            --           --
       Pre-petition checks voided in
          current period                                 --            --           --
       Insiders                                          --            --           --
       Restricted Cash Transactions                      --            --           --
       Contract Services                            429,682       377,737      550,603
       Licenses / Fees / Permits                     10,257            82           --
       Freight                                       79,432        70,833      101,453
       Account Transfers                            190,000       325,000      205,000
       Outstanding checks to Balance to G/L          23,441        78,719      (28,417)
       CIT Revolver Payments                      1,558,123     1,883,133    1,456,770
   TOTAL OTHER DISBURSEMENTS                     $2,316,805    $2,760,753   $2,323,473

   OTHER CASH RECEIPTS AND                                                                                                FILING TO
   DISBURSEMENTS:                                   Sep-02         Oct-02            Nov-02         Dec 19, 02                 DATE
   -----------------------                        ----------     ----------      -------------      ----------          -----------
6.  OTHER RECEIPTS:
       Interest Income                                    --     $       --      $          --      $       --          $    14,505
       401(k) Plan Refund                                 --             --                 --              --                   --
       Cobra Insurance Payment                         3,564          3,215              2,234              --               56,707
       Miscellaneous                                  20,890             --                 --              --              292,670
       Royalty Owners Trust Account                       --             --                 --              --                   --
       Emission Credits                                   --             --                 --              --                   --
       Intercompany Transfers                         96,759      1,911,000          1,413,000       1,647,000           22,262,159
       Account Transfers                           1,459,000             --                 --              --            2,724,000


   TOTAL OTHER RECEIPTS                           $1,580,212     $1,914,215      $   1,415,234      $1,647,000          $25,350,042
   18. OTHER DISBURSEMENTS:
       Lease Operating Expense                            --     $       --      $          --      $       --          $        --
       Workover Expense                                   --             --                 --              --                   --
       Capital Expenditures                               --             --                 --              --               17,812
       Revenue & Royalties                                --             --                 --              --               10,150
       Interest Payment                                   --             --                 --              --                   --
       Employee Benefits                              25,546         26,633             26,780          16,672              483,160
       Severance tax                                      --             --                 --              --                   --
       Pre-petition checks voided in
         current period                                   --             --                 --           4,490               (5,215)
       Insiders                                           --             --                 --              --                   --
       Restricted Cash Transactions                       --             --                 --              --                   --
       Contract Services                             479,439        498,842            480,132         308,705            2,687,610
       Licenses / Fees / Permits                         604             19             11,664          18,240               36,051
       Freight                                        59,625         77,078             74,375          53,945              511,018
       Account Transfers                             286,759        290,000            225,000         212,000            1,103,386
       Outstanding checks to Balance to G/L           20,816        100,949           (257,693)        311,684             (313,366)
       CIT Revolver Payments                       1,638,572      1,788,466          1,208,349       1,089,283           14,473,592
   TOTAL OTHER DISBURSEMENTS                      $2,511,360     $2,781,986      $   1,768,607      $2,015,019          $19,004,199

MOR-7 ATTACHMENT

CASE NAME: STERLING FIBERS, INC.                     CASE NUMBER: 01-37808-H3-11
DECEMBER 19, 2002



   CASH RECEIPTS AND                                         Chase             Chase              Chase              Chase
   DISBURSEMENTS                                          00100547117       00103316965         103405768        630181003508
   -----------------                                      -----------      -------------       -----------       -------------
   1.  CASH-BEGINNING OF MONTH                            $    100.00      $      433.75       $ 25,936.16       $       0.00
   RECEIPTS:
   2.  CASH SALES                                         $      0.00      $        0.00       $      0.00       $       0.00
   3.  COLLECTION OF ACCOUNTS RECEIVABLE                   211,973.15
   4.  LOANS & ADVANCES (attach list)
   5.  SALE OF ASSETS
   6.  OTHER (attach list)                                       0.00       1,435,000.00        212,000.00               0.00
   TOTAL RECEIPTS                                         $211,973.15      $1,435,000.00       $212,000.00       $       0.00
   (Withdrawal)Contribution by Individual Debtor MFR-2*           N/A                N/A               N/A                N/A
   DISBURSEMENTS:
   7.  NET PAYROLL                                        $                $                   $134,805.59       $
   8.  PAYROLL TAXES PAID                                                                        82,421.19
   9.  SALES, USE & OTHER TAXES PAID                                            4,807.20
   10. SECURED/RENTAL/LEASES
   11. UTILITIES                                                              217,448.94
   12. INSURANCE
   13. INVENTORY PURCHASES                                                    122,534.43
   14. VEHICLE EXPENSES
   15. TRAVEL & ENTERTAINMENT                                                  11,785.26
   16. REPAIRS, MAINTENANCE & SUPPLIES                                        150,278.83
   17. ADMINISTRATIVE & SELLING                                                 2,000.00
   18. OTHER (attach list)                                 211,973.15         925,736.13              0.00               0.00
   TOTAL DISBURSEMENTS FROM OPERATIONS                    $211,973.15      $1,434,590.79       $217,226.78       $       0.00
   19. PROFESSIONAL FEES                                  $      0.00      $        0.00       $      0.00       $       0.00
   20. U.S. TRUSTEE FEES                                         0.00               0.00              0.00               0.00
   21. OTHER REORGANIZATION EXPENSES (attach list)               0.00               0.00              0.00               0.00
   TOTAL DISBURSEMENTS                                    $211,973.15      $1,434,590.79       $217,226.78       $       0.00
   22. NET CASH FLOW                                      $      0.00      $      409.21       $ -5,226.78       $       0.00
   23. CASH - END OF MONTH (MOR-2)                        $    100.00      $      842.96       $ 20,709.38       $       0.00

   CASH RECEIPTS AND                                        Bank One        Bank of America     FILING TO
   DISBURSEMENTS                                            5577659           1171987307         DATE
   -----------------                                      -------------     ---------------  -------------
   1.  CASH-BEGINNING OF MONTH                            $   64,281.50     $  1,000.00          91,751.41
   RECEIPTS:
   2.  CASH SALES                                         $        0.00     $      0.00               0.00
   3.  COLLECTION OF ACCOUNTS RECEIVABLE                     834,947.47                       1,046,920.62
   4.  LOANS & ADVANCES (attach list)                                                                 0.00
   5.  SALE OF ASSETS                                                                                 0.00
   6.  OTHER (attach list)                                         0.00            0.00       1,647,000.00
   TOTAL RECEIPTS                                         $  834,947.47     $      0.00       2,693,920.62
   (Withdrawal)Contribution by Individual Debtor MFR-2*             N/A             N/A                N/A
   DISBURSEMENTS:
   7.  NET PAYROLL                                        $                 $                   134,805.59
   8.  PAYROLL TAXES PAID                                                                        82,421.19
   9.  SALES, USE & OTHER TAXES PAID                                                              4,807.20
   10. SECURED/RENTAL/LEASES                                                                          0.00
   11. UTILITIES                                                                                217,448.94
   12. INSURANCE                                                                                      0.00
   13. INVENTORY PURCHASES                                                                      122,534.43
   14. VEHICLE EXPENSES                                                                               0.00
   15. TRAVEL & ENTERTAINMENT                                                                    11,785.26
   16. REPAIRS, MAINTENANCE & SUPPLIES                                           616.46         150,895.29
   17. ADMINISTRATIVE & SELLING                                                                   2,000.00
   18. OTHER (attach list)                                   877,310.77            0.00       2,015,020.05
   TOTAL DISBURSEMENTS FROM OPERATIONS                    $  877,310.77     $    616.46       2,741,717.95
   19. PROFESSIONAL FEES                                  $        0.00     $      0.00               0.00
   20. U.S. TRUSTEE FEES                                           0.00            0.00               0.00
   21. OTHER REORGANIZATION EXPENSES (attach list)                 0.00            0.00               0.00
   TOTAL DISBURSEMENTS                                    $  877,310.77     $    616.46       2,741,717.95
   22. NET CASH FLOW                                      $  -42,363.30     $   -616.46         -47,797.33
   23. CASH - END OF MONTH (MOR-2)                        $   21,918.20     $    383.54          43,954.08


MOR-7                                      *Applies to Individual debtor's only.

CASE NAME: STERLING FIBERS, INC.                     CASE NUMBER: 01-37808-H3-11

DECEMBER 19, 2002

   OTHER CASH RECEIPTS AND                               Chase          Chase              Chase             Chase
   DISBURSEMENTS:                                     00100547117    00103316965         103405768      630181003508
   -----------------------                            -----------    -----------       -----------      --------------
   6.  OTHER RECEIPTS:
       Interest Income
       401(k) Plan Refund
       Cobra Insurance Payment
       Miscellaneous
       Royalty Owners Trust Account
       Emission Credits
       Intercompany Transfers                                        1,435,000.00         212,000.00
       Account Transfers


   TOTAL OTHER RECEIPTS                               $     0.00    $1,435,000.00       $ 212,000.00      $       0.00
   18. OTHER DISBURSEMENTS:
       Lease Operating Expense
       Workover Expense
       Capital Expenditures
       Revenue & Royalties
       Interest Payment
       Employee Benefits                                                16,672.22
       Severance tax
       Pre-petition checks                                               4,489.91
       Insiders
       Restricted Cash Transactions
       Contract Services                                               308,704.64
       Licenses / Fees / Permits                                        18,240.00
       Freight                                                          53,945.14
       Account Transfers                                               212,000.00
       Outstanding checks to Balance to G/L                            311,684.22
       CIT Revolver Payments                           211,973.15
   TOTAL OTHER DISBURSEMENTS                          $211,973.15   $  925,736.13       $       0.00      $       0.00

   OTHER CASH RECEIPTS AND                                Bank One          Bank of America          FILING TO
   DISBURSEMENTS:                                          5577659             1171987307               DATE
   -----------------------                                ----------------------------------------------------
   6.  OTHER RECEIPTS:$   13
       Interest Income                                                                            $        0.00
       401(k) Plan Refund                                                                                  0.00
       Cobra Insurance Payment                                                                             0.00
       Miscellaneous                                                                                       0.00
       Royalty Owners Trust Account                                                                        0.00
       Emission Credits
       Intercompany Transfers                                                                      1,647,000.00
       Account Transfers                                                                                   0.00


   TOTAL OTHER RECEIPTS                                $         0.00        $      0.00          $1,647,000.00
   18. OTHER DISBURSEMENTS:
       Lease Operating Expense                                                                    $        0.00
       Workover Expense                                                                                    0.00
       Capital Expenditures                                                                                0.00
       Revenue & Royalties                                                                                 0.00
       Interest Payment                                                                                    0.00
       Employee Benefits                                                                              16,672.22
       Severance tax                                                                                       0.00
       Pre-petition checks voided in current period                                                    4,489.91
       Insiders                                                                                            0.00
       Restricted Cash Transactions                                                                        0.00
       Contract Services                                                                             308,704.64
       Licenses / Fees / Permits                                                                      18,240.00
       Freight                                                                                        53,945.14
       Account Transfers                                                                             212,000.00
       Outstanding checks to Balance to G/L                                                          311,684.22
       CIT Revolver Payments                             $877,310.77                               1,089,283.92
TOTAL OTHER DISBURSEMENTS                                $877,310.77        $       0.00           2,015,020.05



MOR-7 ATTACHMENT

CASE NAME: STERLING FIBERS, INC.                      CASE NUMBER: 01-37808-H-11


                          CASH ACCOUNT RECONCILIATION
                             MONTH OF DECEMBER 19, 2002


BANK NAME                     Chase Bk of TX     Bank One     Bank of America    Chase Bk of TX   Chase Bk of TX   Chase Bk of Del
ACCOUNT NUMBER                 00103316965       5577659       0011 7198 7307      00103405768     00100547117       630181003508
ACCOUNT TYPE                    AP Trade         Lockbox         Petty Cash         Payroll         AR Wires         Contr. Disb.
--------------                --------------   ------------   ----------------   --------------  ---------------   ---------------
BANK BALANCE                  $         843    $    21,918    $            384   $     20,709     $          100    $          --
DEPOSIT IN TRANSIT
OUTSTANDING CHECKS                       --
ADJUSTED BANK BALANCE         $         843    $    21,918    $            384   $     20,709     $          100    $          --
=================================================================================================================================
BEGINNING CASH - PER BOOKS    $         434    $    64,282    $          1,000   $     25,936     $          100    $          --
RECEIPTS                                           834,947                                               211,973
TRANSFERS BETWEEN ACCOUNTS        1,223,000                                           212,000
(WITHDRAWAL) CONTRIBUTION-
BY INDIVIDUAL DEBTOR MFR-2
CHECKS/OTHER DISBURSEMENTS       (1,222,591)      (877,311)               (616)      (217,227)          (211,973)
ENDING CASH - PER BOOKS       $         843    $    21,918    $            384   $     20,709     $          100    $          --
=================================================================================================================================

BANK NAME
ACCOUNT NUMBER
ACCOUNT TYPE                       TOTAL
--------------                  -----------
BANK BALANCE                    $    43,954
DEPOSIT IN TRANSIT                       --
OUTSTANDING CHECKS                       --
ADJUSTED BANK BALANCE           $    43,954
===========================================
BEGINNING CASH - PER BOOKS      $    91,751
RECEIPTS                          1,046,921
TRANSFERS BETWEEN ACCOUNTS        1,435,000
(WITHDRAWAL) CONTRIBUTION-               --
BY INDIVIDUAL DEBTOR MFR-2               --
CHECKS/OTHER DISBURSEMENTS       (2,529,718)
ENDING CASH - PER BOOKS         $    43,954
===========================================


MOR-8

CASE NAME: STERLING FIBERS, INC.                    CASE NUMBER: 01-37808-H4-11


                      PAYMENT TO INSIDERS AND PROFESSIONALS

Of the total disbursements shown for the month, list the amount paid to insiders (as defined in Section 101(31)(A)-(F) of the U.S. Bankruptcy Code) and the professionals. Also, for insiders identify the type of compensation paid (e.g., salary, commission, bonus, etc.) (Attach additional pages as necessary.)

                                                                                                                     FILING TO
INSIDERS: NAME/POSITION/COMP TYPE (2)    Jun-2002   Jul-2002    Aug-2002   Sep-2002  Oct-2002  Nov-2002  Dec 19, 02   DATE
-------------------------------------    ---------  --------    --------   --------  --------  --------  ----------  ---------

1.                                        $     --  $     --    $     --   $     --  $     --  $     --  $     --     $     --
2.                                              --        --          --         --        --        --        --           --
3.                                              --        --          --         --        --        --        --           --
4.                                              --        --          --         --        --        --        --           --
5.                                              --        --          --         --        --        --        --           --
6.                                              --        --          --         --        --        --        --           --
7.                                              --        --          --         --        --        --        --           --
8.                                              --        --          --         --        --        --        --           --
9.                                              --        --          --         --        --        --        --           --


TOTAL INSIDERS (MOR-1)                   $      --   $    --   $      --   $     --    $   --  $     --  $     --     $     --

         PROFESSIONALS                                                                                         FILING TO
        NAME/ORDER DATE           Jun-2002   Jul-2002  Aug-2002   Sep-2002  Oct-2002  Nov-2002    Dec 19, 02      DATE
        ---------------           ---------  --------  --------   --------  --------  --------    ----------   ---------

1.                                $     --   $     --  $     --   $     --  $     --  $     --    $     --    $      --
2.                                      --         --        --         --        --        --          --           --
3.                                      --         --        --         --        --        --          --           --
4.                                      --         --        --         --        --        --          --           --
5.                                      --         --        --         --        --        --          --           --
6.                                      --         --        --         --        --        --          --           --
TOTAL PROFESSIONALS (MOR-1)       $     --   $     --  $     --   $     --  $     --  $     --    $     --     $     --

(1) REPRESENTS THE PERIOD 07/17/01 THRU 08/31/01.

(2) THE DEBTOR HAS LIMITED THE SCOPE OF ITS ANSWER TO (i) DIRECTORS, (ii) OFFICERS DESIGNATED AS INSIDERS FOR PURPOSES OF SECTION 16(a) OF THE SECURITIES AND EXCHANGE ACT OF 1934, (iii) AFFILIATES ; AND (iv) PARTIES TO THE VOTING AGREEMENT GRANTING AUTHORITY TO DESIGNATED THE NOMINEES WHO BENEFIT FROM THE VOTING AGREEMENT. INFORMATION AS TO OFFICERS WHO ARE NOT DESIGNATED AS INSIDERS FOR PURPOSES OF SECTION 16(a) OF THE SEC ACT OF 1934 HAS BEEN COMPLIED BY THE DEBTOR AND WILL BE PROVIDED TO THE OFFICE OF THE UNITED STATES TRUSTEE AND TO THE COUNCIL FOR THE OFFICIAL COMMITTEE OF UNSECURED CREDITORS UPON REQUEST. SUCH INFORMATION PRIMARILY RELATES TO COMPENSATION, BENEFITS AND EXPENSE REIMBURSEMENTS PAYMENTS MADE TO SUCH OFFICERS AS EMPLOYEES OF THE DEBTOR. IT IS THE POLICY OF THE DEBTOR TO PRESERVE THE CONFIDENTIALITY OF SUCH INFORMATION ON BEHALF OF ITS EMPLOYEES.

(3) ALL PAYMENTS TO DIRECTORS AND OFFICERS, AS DEFINED IN FOOTNOTE (2) ABOVE, ARE MADE BY STERLING CHEMICALS, INC., A JOINTLY ADMINISTERED DEBTOR (CASE #01-37806-H4-11.

MOR-9